UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 20, 2005
                -------------------------------------------------

                          Asbury Automotive Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
     -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


    5511                                                   01-0609375
--------------------------                       ----------------------------
(Commission File Number)                      (IRS Employer Identification No.)

                622 Third Avenue, 37th Floor, New York, NY 10017
        ---------------------------------------------- ------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 885-2500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))





Item 7.01  Regulation FD Disclosure.

     The registrant hereby furnishes the press release attached hereto as
Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No. Description

     99.1 Press Release of Asbury Automotive Group, Inc., dated January 20,
2005.

     The registrant issued a press release on January 20, 2005, announcing that based on preliminary unaudited financial information for the fourth quarter ended December 31, 2004, the Company's earnings from continuing operations are expected to be approximately $0.42 per diluted share, above the analysts' consenus estimate of $0.33, which release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ASBURY AUTOMOTIVE GROUP, INC.



Date:  January 20, 2005          By:      /s/ Kenneth B. Gilman
                                 ----------------------------------------
                                 Name:  Kenneth B. Gilman
                                 Title:    President and Chief Executive Officer

                                                             EXHIBIT INDEX

Exhibit No.       Description

99.1     Press Release dated January 20, 2005.